UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 5, 2002
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(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
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(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
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(Address of principal executive offices)

336-229-1127
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(Registrant's telephone number, including area code)


ITEM 5. OTHER EVENTS

Laboratory Corporation of America -Registered Trademark-Holdings (LabCorp -Registered Trademark-)(NYSE:LH) announced the implementation of its exclusive sales and distribution partnership with Myriad Genetics, Inc. (Nasdaq: MYGN), to now offer all of the biopharmaceutical company's predictive medicine products to 200,000 LabCorp U.S. physician clients. Physicians now have the convenience of sending patients to one of LabCorp's more than 900 patient service centers for Myriad's predisposition testing for breast, ovarian, colon, uterine and melanoma skin cancers, as well as hypertension. Myriad's genetic tests enable physicians to identify higher risk patients earlier and take steps to detect or even prevent disease.








"Our relationship with Myriad makes LabCorp the only clinical laboratory in the U.S. to provide the entire care continuum from predisposition to surveillance testing, including screening, evaluation, diagnosis and monitoring options," said LabCorp Chairman and Chief Executive Officer, Thomas P. Mac Mahon. "This partnership underscores LabCorp's long-term commitment and leadership in the application of new genomic technologies to the diagnosis of disease."

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

(c) Exhibit
20  Press release of the Company dated June 5, 2002.




SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
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                        (Registrant)

               By:/s/ BRADFORD T. SMITH
                      --------------------------------
                      Bradford T. Smith
                      Executive Vice President
                      and Secretary


Date: June 5, 2002